SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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       Date of report (Date of earliest event reported): December 13, 2005

                             USA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                        Pennsylvania 33-70992 23-2679963

(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                 Identification No.)
incorporation or
 organization)

                          100 Deerfield Lane, Suite 140
                           Malvern, Pennsylvania 19355
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 610-989-0340

                                       n/a
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02. UNREGISTERED SALES OF SECURITIES

      On December 13, 2005, USA Technologies, Inc. ("USA") sold 40,000,000 shares of its common stock ("Common Stock") at a price of $.10 per share for an aggregate of $4,000,000. The shares of Common Stock were purchased by certain clients of Wellington Management Company, LLP, ("Wellington Management") a large Boston-based institutional manager. Prior to the private placement, certain clients of Wellington Management had purchased 31,000,000 shares of Common Stock in the open market, and therefore clients of Wellington Management currently hold, in the aggregate, 71,000,000 shares of USA Common Stock. The private placement offering was conducted by USA pursuant to the exemption from registration set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Act"). The Common Stock sold in the private placement offering has not been registered under the Act and may not be offered or sold absent registration or an applicable exemption from such registration requirements. USA has agreed to use its best efforts to register for resale under the Act all of the Common Stock sold in the private placement offering.

      As a condition of the investment, USA has approved and has called for a special meeting of its shareholders to consider a proposal to effectuate a 1-for-100 reverse split of USA's Common Stock. Pursuant thereto, and assuming approval by the shareholders, each one hundred shares of USA's Common Stock would be exchanged for one share of USA Common Stock.

      The summary description of the financing described above does not purport to be complete and is qualified in its entirety by reference to Stock Purchase Agreement filed as an Exhibit hereto.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits.

            4.1 Stock Purchase Agreement dated December 13, 2005, by and between USA Technologies, Inc. and Wellington Management Company, LLP, as investment advisor, to certain of its clients.

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            99.1 Press Release issued by the Company dated December 20, 2005

                                   SIGNATURES

      Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     USA TECHNOLOGIES, INC.


                                                 By: /s/ George R. Jensen, Jr.
                                                     -------------------------
                                                     George R. Jensen, Jr.
                                                     Chief Executive Officer

Dated: December 19, 2005